Exhibit 99.1

Hologic Names Robert W. McMahon Chief Financial Officer

Company Further Enhances Executive Leadership Team with Appointment of Peter J. Valenti III as Division President, Breast Health

Bedford, MA – May 13, 2014 – Hologic, Inc. (Hologic or the Company) (NASDAQ: HOLX), a leading developer, manufacturer and supplier of premium diagnostic products, medical imaging systems and surgical products, with an emphasis on serving the healthcare needs of women, today announced that Robert W. McMahon has been appointed Chief Financial Officer, effective May 26, 2014.

Mr. McMahon joins Hologic with more than 20 years of financial leadership experience. He previously held a number of senior positions at Johnson & Johnson, most recently serving as Worldwide Vice President of Finance and Business Development for the Ortho Clinical Diagnostics group.

Mr. McMahon succeeds Glenn Muir, who is retiring as the Company’s Chief Financial Officer, as previously announced on March 14, 2014. Mr. Muir will remain with the Company through November 30, 2014 to help ensure a smooth transition.

“Bob has an established track record leading global finance organizations and he will significantly strengthen our executive team,” said Stephen MacMillan, President and Chief Executive Officer. “Bob’s strong operational experience will play an important role as we are repositioning our organization to focus on organic growth via stronger executional discipline. We are building a winning team and Bob brings core skills and leadership capabilities that will help improve our performance.”

Hologic also announced today that it has appointed Peter J. Valenti III as Division President, Breast Health, effective May 26, 2014. Mr. Valenti joins Hologic with nearly 30 years of sales, brand and product management experience, including 20 years focused on healthcare products. Mr. Valenti will also have overall responsibility for the Company’s Skeletal Health division.

“Peter is a welcomed addition to the team as part of the new leadership structure,” said Stephen MacMillan. “Our enhanced senior leadership team is squarely focused on accelerating organic growth, improving our operating and financial performance, and continuing to deliver the best solutions for our customers. Peter’s track record of accelerating growth in businesses combined with his strong marketing background will be an important addition to our organization.”

About Robert W. McMahon:

Robert W. McMahon is a proven business executive with a demonstrated track record of success. An industry veteran with more than 20 years of healthcare finance experience, Mr. McMahon worked at Johnson & Johnson from 1993 to 2014, in executive finance roles of increasing responsibility. Most recently, he served as the Worldwide Vice President, Finance and Business Development, Ortho Clinical Diagnostics for Johnson & Johnson. In this position, he was responsible for the financial leadership and oversight of a $1.9 billion business. From 2006 to 2011, he served as Vice President, Finance, Consumer Group and from 2004 to 2006 he served as Vice President, Finance, Networking & Computing Services. He is a Certified Management Accountant and holds a Masters of Business Administration from the University of Central Florida and a Bachelor of Science in Business Administration from the University of Florida.

About Peter J. Valenti III:

Peter J. Valenti III is a seasoned industry veteran with nearly 30 years of sales, brand and product management experience, including 20 years focused on healthcare products. His track record includes successful turnarounds of global businesses and establishing and executing on portfolio strategies that helped maximize growth. Most recently, Mr. Valenti was a Principal at The New England Consulting Group where he served as a consultant to numerous healthcare companies, including Bausch + Lomb Inc., a role he assumed following his four-year tenure in the North American and Global President roles of Bausch + Lomb’s Vision Care business. Prior to these roles, Mr. Valenti was the General Manager, U.S. Region for Covidien’s Surgical Devices business. Previously, Mr. Valenti spent 12 years with Johnson & Johnson and held positions of increasing responsibility including Vice President, Global Franchise for the Vistakon business and Executive Director, Women’s Health for Johnson & Johnson’s Personal Products business. He began his career at Procter & Gamble. He received a Masters of Business Administration from Cornell University and a Bachelor of Science in Business Administration from the University of Connecticut.

About Hologic, Inc.:

Hologic, Inc. is a leading developer, manufacturer and supplier of premium diagnostic products, medical imaging systems, and surgical products, with an emphasis on serving the healthcare needs of women. The Company operates four core business units focused on breast health, diagnostics, GYN surgical and skeletal health. With a comprehensive suite of technologies and a robust research and development program, Hologic is committed to improving lives. The Company is headquartered in Massachusetts. For more information, visit www.hologic.com.

Forward-Looking Statement Disclaimer:

This News Release contains forward-looking information that involves risks and uncertainties, including statements about the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation: the Company’s positioning, resources, capabilities, and expectations for future performance, growth and shareholder value. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

Risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: the ability to successfully manage ongoing organizational changes, including the ability of the Company to successfully attract, motivate and retain key employees; U.S., European and general worldwide economic conditions and related uncertainties; the Company’s reliance on third-party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement and uncertainties for new products or product enhancements; uncertainties regarding the recently enacted or future healthcare reform legislation, including associated tax provisions, or budget reduction or other cost containment efforts; changes in guidelines, recommendations and studies published by various organizations that could affect the use of the Company’s products; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that products may contain undetected errors or defects or otherwise not perform as anticipated; risks associated with acquisitions, including without limitation, the Company’s ability to successfully integrate acquired businesses, the risks that the acquired businesses may not operate as effectively and efficiently as expected even if otherwise successfully integrated, the risks that acquisitions may involve unexpected costs or unexpected liabilities; the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; manufacturing risks, including the Company’s reliance on a single or limited source of supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the Company’s ability to predict accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the Company’s products; the Company’s leverage risks, including the Company’s obligation to meet payment obligations and financial covenants associated with its debt; risks related to the use and protection of intellectual property; expenses, uncertainties and potential liabilities relating to litigation, including, without limitation, commercial, intellectual property, employment and product liability litigation; technical innovations that could render products marketed or under development by the Company obsolete; and competition.

The risks included above are not exhaustive. Other factors that could adversely affect the Company’s business and prospects are described in the filings made by the Company with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.

Contacts:

Deborah R. Gordon Vice President, Investor Relations and Corporate Communications (781) 999-7716 deborah.gordon@hologic.com	Al Kildani Senior Director, Investor Relations (858) 410-8653 al.kildani@hologic.com